UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MILL CITY VENTURES III, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

MILL CITY VENTURES III, LTD.

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 31, 2023

TO THE SHAREHOLDERS OF MILL CITY VENTURES III, LTD.:

Please take notice that an annual meeting of shareholders of Mill City Ventures III, Ltd. (the “Company”) will be held, pursuant to due call by the Board of Directors (the “Board”), on October 31, 2023, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this notice (Proposal 2);

3.	To vote on a non-binding advisory resolution on the frequency with which shareholders are asked to approve the compensation of the Company’s executive officers (Proposal 3); and

4.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The record date for the annual meeting is September 28, 2023. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

Approximate date of mailing of proxy materials: October 6, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON OCTOBER 31, 2023:

The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, each of which is included herewith, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report on Form 10-K/A on the Internet, visit www.annualgeneralmeetings.com/mcvt2023.

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MILL CITY VENTURES III, LTD.

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 31, 2023

The Board of Directors has called an annual meeting in conformity with Minnesota Statutes, Section 302A.431, and the requirements of the Nasdaq listing rules. The purpose of the annual meeting is to consider and vote on whether:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s executive officers as disclosed in this proxy statement (Proposal 2);

3.	To vote on a non-binding advisory resolution on the frequency with which shareholders approve the compensation of the Company’s executive officers (Proposal 3); and

4.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

VOTING

The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, and that inspector will determine whether a quorum is present. Assuming a quorum is present, the votes required to approve the matters coming before the meeting are as described below:

•	For Proposal 1 (the election of directors), nominees receiving a majority of the “For” votes, cast by the holders of shares entitled to vote and present in person or by proxy, will be elected.

•

For Proposals 2 and 3, because these votes are advisory, they will not be binding upon the Company or the Board of Directors. We nevertheless value our shareholders’ opinions, and we will consider the outcome of these votes when determining future executive compensation arrangements and the frequency of future advisory votes on those arrangements.

Under applicable rules of the New York Stock Exchange, or NYSE, relating to the discretionary voting of proxies by brokers, banks and other securities intermediaries that are subject to NYSE rules, such brokers, banks and other securities intermediaries are not permitted to vote shares with respect to certain matters, including the election of directors and executive compensation matters, without instructions from the beneficial owner. Accordingly, street name holders of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, bank or other securities intermediary, their shares will not be voted in connection with Proposals 1, 2 or 3, and will be considered to be broker non-votes.  Such shares will not be considered as present and entitled to vote with respect to those matters. Because NYSE rules relating to discretionary voting by brokers apply to all brokers that are members of the NYSE, the prohibition on discretionary voting applies to the meeting even though the Company is not listed on the New York Stock Exchange.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving this proxy statement?

This proxy statement contains information relating to the solicitation of proxies for use at our annual meeting to be held at 8:30 a.m., local time, on October 31, 2023, at our offices located at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, for the purpose stated in the Notice of Annual Meeting of Shareholders. We, the Company, are making this solicitation.

Who is entitled to vote at the annual meeting?

Only holders of record of our common stock at the close of business on September 28, 2023, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of shareholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on the matter to be voted upon.

Who can attend the annual meeting?

Only holders of our common stock at the close of business on September 28, 2023, the record date for the annual meeting, or their duly appointed proxies, are authorized to attend the annual meeting. Cameras, recording devices, and other electronic devices will not be permitted at the annual meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker.

What will constitute a quorum at the annual meeting?

The presence at the annual meeting, in person or by proxy, of a majority of the voting power of the shares of common stock outstanding at the close of business on September 28, 2023, will constitute a quorum permitting our shareholders to conduct business at the annual meeting. We will include abstentions in the number of shares of common stock present at the annual meeting for purposes of determining a quorum. As of the record date, there were 6,385,255 shares of common stock outstanding.

How do I vote my shares of common stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of common stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of common stock held through a bank, broker or other nominee will depend on their particular voting arrangements and procedures.

How do I vote?

If you are a holder of record of our common stock, then you or your duly authorized agent may vote by:

•	completing and returning the accompanying proxy card

•	visiting www.annualgeneralmeetings.com/mcvt2023 to cast your vote on the Internet, or

•	attending the annual meeting and vote in person.

If you are voting online, you will need the unique 15-digit control number printed on your proxy card. For Proposal 1, you may either vote “For” nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify. For Proposal 2, you may vote “For” or “Against” or abstain from voting.  For Proposal 3, you may “abstain,” or vote to evaluate on a non-binding advisory basis the compensation of the Company’s executive officers every “3 years,” “2 years,” or “1 year.”

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May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy, at any time on or prior to the close of business on October 30, 2023, by submitting to our Chief Financial Officer, Mr. Joseph A. Geraci II, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, a notice of revocation or a duly executed proxy bearing a later date. You may also revoke a previously granted proxy by attending the annual meeting and voting in person. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you hold your shares as a direct registered owner and return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted FOR all proposals at the annual meeting. If, however, you hold your shares in “street name” then your broker’s ability to vote shares in any instance where you do not indicate how your shares are to be voted will be limited by applicable rules relating to the discretionary voting of proxies by brokers.

How does the Board of Directors recommend that shareholders vote on the proposals?

Our Board of Directors recommends a vote “FOR” the election of each of the nominees named in Proposal 1, “For” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers in Proposal 2, and with respect to Proposal 3, to vote for holding a non-binding advisory vote on the overall compensation of the Company’s executive officers every THREE YEARS.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting, if available. Final results will be reported on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

To view this proxy statement on the Internet, please visit www.annualgeneralmeetings.com/mcvt2023.

Are there dissenters’ or appraisal rights?

No.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting, the proxy materials or your ownership of our common stock, please contact our Chief Financial Officer, Joseph A. Geraci II, at (952) 479-1920.

When are shareholder proposals due for the 2024 annual meeting?

Except as noted below, to be timely, proposals and nominations with respect to the 2024 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Central Time, on the 120th day prior to the anniversary date of the mailing of the notice for the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, then shareholder proposals or director nominations must be so received no later than 5:00 p.m., Central Time, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

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Notices of business proposals or a nomination(s) of individuals for election as a director at the 2024 annual meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Chief Financial Officer, Mill City Ventures III, Ltd., 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements.

RECENT DEVELOPMENTS

Non-Binding Letter of Intent

In December 2022, we announced that we had entered into a non-binding letter of intent with Mustang Funding, LLC dba Mustang Litigation Funding (“Mustang”) contemplating a combination transaction in which the Company would be the surviving entity, but the owners of Mustang would thereby own a substantial majority of the Company’s issued and outstanding common stock after consummation of the transaction.  We continue to work with Mustang on that potential transaction, and since entering into the non-binding letter of intent we have made short-term loans to Mustang aggregating to $8 million in principal amount.

As of the date of this proxy statement, we have not yet entered into a definitive agreement with Mustang and we cannot be certain that we will do so.  In the event that we are able to enter into a definitive agreement with Mustang contemplating a transaction similar to the one originally contemplated in the non-binding letter of intent, the consummation of that transaction would be subject to the satisfaction of certain conditions, including the approval of our shareholders.  In such a case, we will prepare, file with the SEC and distribute to our shareholders a proxy statement soliciting the approval of that transaction, together with any related items requiring the approval of our shareholders.

This proxy statement, however, does not relate to our efforts to negotiate or enter into a definitive agreement, or consummate any related transaction, with Mustang.  This proxy statement relates to the 2023 annual shareholder meeting.  Our shareholders should understand that the slate of directors nominated for re-election to our Board of Directors at the 2023 annual shareholder meeting will, if they are re-elected at the 2023 annual shareholder meeting, continue serving on our Board of Directors until the earlier of their death, disqualification, removal, resignation or the election of their respective successors.  If we successfully enter into a definitive agreement with Mustang, we expect that the definitive agreement will contemplate the resignation, in connection with consummating the transaction, of at least some, or perhaps all, of the directors nominated for re-election as described in this proxy statement.  In such a case, either the above-described proxy statement or a Schedule 14F-1 information statement will disclose the changes to our Board of Directors contemplated by the definitive agreement.

Additional Information and Where to Find It

This “Recent Developments” communication has been prepared in respect of the potential transaction involving the Company and Mustang, and may be deemed to be soliciting material relating to that transaction.  As explained above, if the Company enters into a definitive agreement with Mustang with respect to the proposed transaction, we will file a proxy statement on Schedule 14A relating to a special meeting of our shareholders with the SEC.  In addition, we may file other relevant materials in connection with the transaction with the SEC. Investors and our shareholders are urged to read carefully and in their entirety such proxy statement and any other relevant materials filed if and when they become available because they will contain important information about the transaction and related matters. If we enter into a definitive agreement with Mustang with respect to the proposed transaction, a definitive proxy statement will be filed with the SEC and mailed or otherwise made available to our shareholders. Investors and shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of the Company’s website at www.millcityventures3.com/investors.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from our shareholders in respect of the potential transaction with Mustang. Information about our directors and executive officers is set forth in our Annual Report on Form 10-K/A, which was filed with the SEC on May 22, 2023, as well as in this proxy statement.  Other information regarding the participants in the proxy solicitation, and a description of their interests, will be contained in the definitive proxy statement for the special shareholder meeting, and in other relevant materials to be filed with the SEC, in respect of the potential transaction, if and when they become available.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Five persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a majority of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

Nominees receiving a majority of affirmative votes of the shares present and entitled to vote at the annual meeting shall be elected to the Board of Directors. Set forth below is certain information concerning the director-nominees.

Name	Age	Positions
Douglas M. Polinsky	63	Director (Chairman) and Chief Executive Officer
Joseph A. Geraci II	54	Director and Chief Financial Officer
Lyle A. Berman	77	Director
Howard P. Liszt	81	Director
Laurence S. Zipkin	83	Director

The biographies of the above-identified individuals are set forth below:

Douglas M. Polinsky co-founded the Company in January 2006 and since that time has been the Chairman and Chief Executive Officer of the Company.  Since 1994, Mr. Polinsky has been the President of Great North Capital Consultants, Inc., a financial advisory and investment company that he founded. Great North Capital Consultants, Inc. primarily engages in the business of investing in hard money lending with collateral on the loans being first or second mortgages in both residential and commercial properties. In addition, Great North Capital Consultants, Inc. makes direct investments into public and private companies. Since 2015, Mr. Polinsky has been an independent director of Liberated Syndication, Inc., a Nevada corporation with its operations in Pennsylvania. Liberated Syndication, Inc. is a host and publisher of podcasts. Mr. Polinsky is a member of the Audit and Compensation Committees of the Board of Directors of Liberated Syndication. Mr. Polinsky earned a Bachelor of Science degree in hotel administration at the University of Nevada, Las Vegas in 1981.

Joseph A. Geraci, II co-founded the Company in January 2006 and has been a director and the Chief Financial Officer of the Company since that time. Since February 2002 through the present time, Mr. Geraci has been managing member of Isles Capital, LLC, an advisory and consulting firm that assists small businesses, both public and private, in business development. In March 2005, Mr. Geraci also became the managing member of Mill City Advisors, LLC, the general partner of Mill City Ventures, LP, and Mill City Ventures II, LP, each a Minnesota limited partnership that invested directly into both private and public companies. From January 2005 until August 2005, Mr. Geraci served as the Director of Finance for Gelstat Corporation, a purveyor of homeopathic remedies, based in Bloomington, Minnesota.  Mr. Geraci provided investment advice to clients as a stockbroker and Vice President of Oak Ridge Financial Services, Inc., a Minneapolis-based broker-dealer firm, from June 2000 to December 2004. While at Oak Ridge Financial Services, Mr. Geraci’s business was focused on structuring and negotiating debt and equity private placements with both private and publicly held companies. Mr. Geraci was employed at other Minneapolis brokerage firms from July 1991 to June 2000. From his career and investment experiences, Mr. Geraci has established networks of colleagues, clients, co-investors, and the officers and directors of public and private companies. These networks offer a range of contacts across a number of sectors and companies that may provide opportunities for investment, including many that meet the Company’s screening criteria.

In August 2003, the National Association of Securities Dealers (NASD) found in an administrative hearing that Mr. Geraci, while employed by and affiliated with a NASD member, had violated NASD Conduct Rule 2110 and SEC Rule 10b-5 in August 1999, and barred him from associating with any NASD member in the future.

Howard P. Liszt served as Chief Executive Officer of Campbell Mithun, a national marketing communications agency he joined in 1976, until 2001. Under his leadership, Campbell Mithun grew to be one of the 20 largest agencies in the world. He currently serves on the board of Wisdom Gaming.  Mr. Liszt has served as a Board member for several industry-leading companies including Land O’ Lakes, ShuffleMaster, Ocular Sciences, Coleman Natural Foods, and Eggland’s Best. Mr. Liszt holds a Bachelor of Arts in Journalism and Marketing and a Masters of Science in Marketing from the University of Minnesota, Minneapolis.

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Lyle A. Berman is a 1964 graduate of the University of Minnesota with a degree in Business Administration. Mr. Berman began his career with Berman Buckskin, his family’s leather business. He helped grow the business into a major specialty retailer with 27 outlets. In 1990, Mr. Berman participated in the founding of Grand Casinos, Inc. Mr. Berman is credited as one of the early visionaries in the development of casinos outside of the traditional gaming markets of Las Vegas and Atlantic City. In less than five years, the company opened eight casino resorts in four states. In 1994, Mr. Berman financed the initial development of Rainforest Cafe. He served as the Chairman and CEO from 1994 until 2000. In October 1995, Mr. Berman was honored with the B’nai B’rith “Great American Traditions Award.” In April 1996, he received the Gaming Executive of the Year Award; in 2004, Mr. Berman was inducted into the Poker Hall of Fame; and in 2009, he received the Casino Lifetime Achievement Award from Raving Consulting & Casino Journal. In 1998, Lakes Entertainment, Inc. was formed. In 2002, as Chairman of the Board and CEO of Lakes Entertainment, Inc., Mr. Berman was instrumental in creating the World Poker Tour. Since January 2005, Mr. Berman has also served as Chairman of the Board of Pokertek, Inc.

Laurence S. Zipkin is nationally recognized for his expertise in the gaming industry, restaurants, and emerging small growth companies. From 1996 to 2006, Mr. Zipkin owned Oakridge Securities, Inc. where, as an investment banker, he successfully raised capital for various early growth-stage companies and advising clients with regard to private placements, initial public offerings, mergers, debt offerings, bridge and bank financings, developing business plans and evaluating cash needs and resources. He has extensive experience in the merger and acquisition field and has represented companies on both the buy and sell side. Since 2006, Mr. Zipkin has been self-employed, engaging in various consulting activities, owning and operating two restaurant properties, and purchasing distressed real estate. Mr. Zipkin is a licensed insurance agent for both life and health insurance. Mr. Zipkin attended the University of Pennsylvania Wharton School of Finance.

Under our bylaws, directors serve for annual terms expiring upon the next annual meeting of our shareholders.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, in addition to any unique skills or attributes associated with a director.  With regard to Messrs. Polinsky and Geraci, the board considered their significant experience, expertise and background with regard to investing in general and the Company in particular. With regard to Mr. Berman, the board considered his background and experience with the public securities markets and his former employment and experience in operational capacities. With regard to Mr. Liszt, the board considered his experience on other boards of public companies, his past experience in the communications and advertising fields, and his organizational experience. With regard to Mr. Zipkin, the board considered his knowledge, experience and skills in the finance, public securities and investment banking fields.

The Board of Directors has determined that three of our directors—Messrs. Liszt, Berman and Zipkin—qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our Board of Directors has made a subjective determination as to each director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors recommends that you vote “FOR” the election of each director-nominee named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

Mr. Douglas M. Polinsky serves as the Chairman of the Board of Directors, and also as our Chief Executive Officer. Presently, we believe that this board structure is effective in supporting and governing the Company. In this regard, the Board of Directors has determined in its judgment that the Company benefits from having a combined Chairman and CEO position at this time due to Mr. Polinsky’s unique experience and perspective stemming from his involvement in the founding of the Company. As a result of his leadership since our inception, Mr. Polinsky has unparalleled knowledge of our business, products, and operations, as well as experience exercising his judgment regarding the various opportunities and challenges particular to our Company. In addition, Mr. Polinsky is also deeply invested in our long-term success through his position as one of the Company’s largest shareholders. Finally, we believe that Mr. Polinsky’s dual roles as Chairman and CEO is counter-balanced by the strong and experienced independent directors on our board who comprise a majority of our directors.

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During the fiscal year ended December 31, 2022, the Board of Directors held four meetings, including telephonic meetings, and took action in writing on three occasions. During that year, all directors attended board meetings and meetings of all committees on which he served at the time. We encourage, but do not require, our directors to attend annual shareholder meetings.  No directors attended our most recent annual shareholder meeting.

Although risk management is a core responsibility of the Company’s management, the Board of Directors recognizes that it plays a critical role in oversight of risk. The Board of Directors, in order to more specifically carry out this responsibility, has assigned the Audit Committee the primary duty to periodically review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major risk exposures and the steps that have been taken to monitor and control those exposures. Those risks include Company risks, such as the collectability of loans made by the Company, and industry and general risks, such as risks related to the impact of the general economy on our business, all as further identified in our Annual Report.

Board Committee Membership

Our Board of Directors has a standing Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.  Each committee has a written charter that is available on the Company’s website at http://www.millcityventures3.com.

Audit Committee Information. The members of the Audit Committee are Laurence Zipkin, Howard Liszt and Lyle Berman, each of whom is independent for purposes of the Securities Exchange Act of 1934 and applicable Nasdaq rules.  Mr. Berman is the chairperson of the Audit Committee.  The Audit Committee met four times during the fiscal year ended December 31, 2022.

The Audit Committee’s charter makes the committee responsible, among other things, for:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our required disclosures;

•	approving the Company’s independent accountants and recommending them to the board (including a majority of the independent directors) for approval and submission to the shareholders for ratification (if any);

•	reviewing with the independent accountants the plans and results of the audit engagement;

•	approving professional services provided by our independent accountants;

•	reviewing and discussing interim financial statements prior to the filing of quarterly reports and earnings releases;

•	approving the committee report, as required by the SEC rules, to be included in the Company’s annual proxy statement or annual report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	monitoring the independence of our independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	reviewing the independence of its independent accountants and reviewing the adequacy of the Company’s internal accounting controls; and

•	reviewing and reassessing on an annual basis the adequacy of the charter and recommending any proposed changes to the charter to the Board of Directors.

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The Audit Committee is also responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk-assessment and risk-management policies.

The board has determined that Mr. Berman is an “audit committee financial expert” within the meaning of applicable SEC rules. Mr. Berman’s relevant experience is detailed in his biography above. The Board of Directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Compensation Committee Information.  The members of the Compensation Committee are Messrs. Zipkin, Liszt and Berman, each of whom is independent for purposes of the Securities Exchange Act of 1934 and applicable Nasdaq rules. Mr. Liszt is the chairperson of the Compensation Committee. The Compensation Committee is responsible for approving the Company’s compensation arrangements with its executive management, including bonus-related decisions and employment agreements with respect to such individuals.  The Compensation Committee met two times during the fiscal year ended December 31, 2022.

The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based plans;

•	assisting management in complying with our proxy statement and periodic report disclosure requirements, and reviewing specific disclosures in the proxy statement and reports;

•	if required, producing a report on executive compensation to be included in our proxy statement;

•	reviewing, evaluating, and recommending changes, if appropriate, to the compensation paid to directors; and

•	reviewing and reassessing, on an annual basis, the adequacy of the charter and recommending any proposed changes to the charter to the Board of Directors.

Nominating and Governance Committee.  The members of the Nominating and Corporate Governance Committee are Messrs. Zipkin, Liszt and Berman, each of whom is independent for purposes of the Securities Exchange Act of 1934 and applicable Nasdaq rules.  Mr. Liszt is the chairperson of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for advising the Board of Directors on a broad range of issues surrounding the composition and operation of the Board of Directors and its committees, specifically including identifying criteria for suitable board candidates, identifying individuals suited to service on the board (consistent with those criteria), recommending director candidates to the board and to the shareholders, conducting annual reviews of corporate governance matters and making related recommendations to the Board of Directors and its committees.  The Nominating and Corporate Governance Committee did not meeting during 2022, as it was only recently formed in August 2022.

Communications with Board Members

Our Board of Directors has provided the following process for shareholders and interested parties to send communications to our board or individual directors. All communications should be addressed to Mill City Ventures III, Ltd., 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, Attention: Chief Executive Officer. Communications to individual directors may also be made to such director at our Company’s address. All communications sent to any individual director will be received directly by such individuals and will not be screened or reviewed by any Company personnel. Any communications sent to the board in the care of the Chief Executive Officer will be reviewed by that officer to ensure that such communications relate to the business of the Company before being reviewed by the Board of Directors.

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Code of Ethics

Our Board of Directors adopted a revised Code of Ethics in March 2021.  Our Code of Ethics is available at our website, www.millcityventures3.com, or without charge, to any shareholder upon written request made to Mill City Ventures III, Ltd., Attention: Chief Financial Officer, 1907 Wayzata Blvd., Suite 205, Wayzata, MN 55391.

Derivatives Trading, Hedging, and Pledging Policies

Our Policy on Avoidance of Insider Trading provides that none of our executive officers, directors or employees, or household and immediate family members of such individuals and entities that such individuals influence or control (collectively, “Insiders”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply to avoid any appearance that an Insider is trading based on material non-public information and focus his or her attention on short-term performance at the expense of the Company’s long-term objectives.

Nominating Process and Board Diversity

In compliance with Nasdaq Rules 5605(f) and 5606, our Board of Directors has self-reported the diversity characteristics summarized in the Board Diversity Matrix table below.  The Company does not have a member of its Board of Directors who currently qualifies as “diverse” under Nasdaq Rules.

The Nominating and Corporate Governance Committee is responsible for recommending nominees for board membership to fill vacancies or newly created positions, and for recommending the persons to be nominated for election to the Board of Directors. In connection with the selection and nomination process, the Nominating and Corporate Governance Committee expects to review the desired experience, skills, diversity and other qualities to ensure appropriate Board of Directors composition, taking into account the current board members and the specific needs of the Company and our board.  The Board of Directors does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates.

Board Diversity Matrix (as of August 22, 2023)

In compliance with Nasdaq’s “Board Diversity Rule,” the table below provides information regarding the diversity of our directors as of the date indicated below. The information presented below is based on voluntary self-identification responses we received from each director.  Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors: 5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did not Disclose Demographic Background	0

11

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid by the Company during its two most recent fiscal years ended December 31, 2022 and 2021 to those persons who served as the Company’s Chief Executive Officer and Chief Financial Officer during such periods (collectively, the “named executives”).

Name and Principal Position	Year	Salary	Cash Bonus Restated (1)	Stock Awards	Option Awards (2)	All Other Compensation*	Total
Douglas M. Polinsky,	2022	$100,000	$250,000	$12,683	$530,000	$35,045	$927,728
Chief Executive Officer	2021	$100,000	$100,000	$-	$-	$34,984	$234,984
Joseph A. Geraci, II,	2022	$150,000	$250,000	$12,683	$530,000	$44,042	$986,725
Chief Executive Officer	2021	$150,000	$100,000	$-	$-	$41,197	$291,197

____________

(1)	$200,000 of the 2022 cash bonus amount reflected in the table was declared by the Compensation Committee and paid to the executive in January 2023.

(2)

The 2022 option award amount reflects the grant date fair value of options granted to the executive in November 2022, subject to shareholder approval subsequently obtained in January 2023, using the Black-Scholes valuation method in accordance with FASB ASC Topic 718.

*	includes additional compensation of payment of health insurance premiums and 401(k) matching contributions under the Company’s 401(k) retirement plan.

Our named executive officers are eligible for retirement benefits under the Company’s defined contribution 401(k) retirement plan. Under this plan, these officers may contribute pre-tax or after-tax compensation to the plan in accordance with current maximum contribution levels proscribed by the Internal Revenue Service. The Company matches voluntary contributions by its named executive officers up to 5% of their base annual salary, subject to applicable regulatory limitations.

The material terms of employment agreements we have with Douglas M. Polinsky, Chief Executive Officer, and Joseph A. Geraci, II, Chief Financial Officer, are discussed below.

Employment Agreements with Named Executives

We entered into new employment agreements with each of the named executives—Messrs. Polinsky and Geraci—that were effective as of January 1, 2023. Each employment agreement has a term that lasts for two full years thereafter, and ending on December 31, 2024, subject to extension by mutual agreement of the parties. Each employment agreement provides the executive with a base annual salary of $200,000. Each executive is also entitled to have health insurance provided by us and the ability to contribute to our 401(k) retirement plan.

Each employment agreement contains two-year non-competition and non-solicitation covenants, as well as a customary covenants relating to the confidentiality of Company information. In the event that an executive is terminated for cause, as defined in the employment agreements, or in the event that an executive’s services are terminated due to death or disability, the terminated executive will be entitled to receive only his base annual salary through the date of termination. In the event of other non-cause terminations, we will be obligated to pay the terminated executive’s base annual salary through the remainder of the employment term. Neither employment agreement contains any change-in-control provisions.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2022:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Non-Exercisable	Option Exercise Price ($)	Option Expiration Date
Douglas M. Polinsky (1)	0	250,000	$2.12	11/23/2032
Joseph A. Geraci, II (1)	0	250,000	$2.12	11/23/2032

____________

(1)

On November 23, 2022, we issued to each named executive 250,000 (aggregating 500,000 in total to both named executives) ten-year non-statutory stock options to purchase common stock at the purchase price of $2.12 per share, under our 2022 Stock Incentive Plan. At the time of grant, these stock options and the plan itself were subject to the approval of our shareholders. Our shareholders subsequently approved the plan and related option issuances on January 20, 2023 at a special shareholder meeting called for that purpose.

Director Compensation

During 2022, we paid a total of $417,072 in director fees to our independent directors. Presently, each such director receives an annualized cash fee of $40,000, generally paid in quarterly installments.  In addition, the Compensation Committee awarded each independent director options to acquire 100,000 shares of common stock, with an exercise price of $2.12, each of which became exercisable on the date of grant.

Name	Year	Option Awards (1)	Compensation	Bonus Restated (2)	Total
Lyle Berman	2022	$212,000	$40,000	$99,024	$139,024
Howard P. Liszt	2022	$212,000	$40,000	$99,024	$139,024
Laurence S. Zipkin	2022	$212,000	$40,000	$99,024	$139,024

____________

(1)	Amount represents the grant date fair value in accordance with FASB ASC Topic 718.
(2)	$80,000 of the 2022 cash bonus amount reflected in the table was declared by the Board of Directors and paid to the director in January 2023.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

	Pay versus Performance Chart
Year	Summary Compensation Table for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table for Non-PEO NEO (3)	Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$927,728	$927,728	$986,725	$986,725	$56.16	$106,958
2021	$234,984	$234,984	$291,197	$291,197	$142.12	$2,831,050

____________

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Douglas M. Polinsky, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table. For detail regarding this number, please refer to “Executive Compensation—Summary Compensation Table” above.

(2)

The dollar amounts reported in column (c) represent the amounts of “compensation actually paid” to Mr. Polinsky, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Polinsky during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Polinsky’s total compensation for each year to determine “compensation actually paid” as reflected in the table above:

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Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2022	$927,728	$542,683	$0	$927,728
2021	$234,984	$0	$0	$234,984

____________

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	MINUS: Reported Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2022	$(542,683)	$0	$0	$542,683	$0	$0	$0	$0
2021	$0	$0	$0	$0	$0	$0	$0	$0

(3)

The dollar amounts reported in column (d) represent the amounts reported for the Mr. Joseph A. Geraci, II—our only “named executive officer” (NEO) who was not our “principal executive officer” (PEO)—in the “Total” column of the Summary Compensation Table in each applicable year.

(4)

The dollar amounts reported in column (e) represent the amounts of “compensation actually paid” to the NEO, excluding our PEO, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEO, excluding our PEO, during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for the NEO, excluding our PEO, for each year to determine the “compensation actually paid” as reflected in the table above, using the same methodology described above in Note 2:

14

Year	Reported Summary Compensation Table Total for Non-PEO NEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to Non-PEO NEO ($)
2022	$986,725	$542,683	$0	$986,725
2021	$291,197	$0	$0	$291,197

____________

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	MINUS: Reported Fair Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2022	$(542,683)	$0	$0	$542,683	$0	$0	$0	$0
2021	$0	$0	$0	$0	$0	$0	$0	$0

(5)

Cumulative total shareholder return (Cumulative TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment on the dividend payment date, plus the difference between the Company’s share price at the end and the beginning of the measurement period, by the Company’s share price at the beginning of the measurement period.

(6)

The dollar amounts reported are the “net increase in net assets resulting from operations” reflected in the Company’s audited financial statements for the applicable year, given that the Company presents its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

15

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income

The graph below sets forth the relationship between Compensation Actually Paid to our PEO, and our Non-PEO NEO, and the Company’s “net income” over the two most recently completed fiscal years.  Because the Company presents its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946, “net income” in the table is the “net increase in net assets resulting from operations” as reflected in the Company’s audited financial statements for the applicable year.

* Please see the narrative preceding the chart for an explanation of the presentation of the Company’s net income.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information, as of the date of this proxy statement, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group.  As of the date of this proxy statement, we had 6,385,255 shares of common stock outstanding.

Unless otherwise indicated in the table or its footnotes, the business address of each of the following persons or entities is 1907 Wayzata Blvd., Suite 205, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name:

Name	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
Douglas M. Polinsky (2)	671,322	10.12%
Joseph A. Geraci, II (3)	712,518	10.74%
Howard P. Liszt (4)	125,434	1.93%
Lyle A. Berman (5)	315,556	4.94%
Laurence S. Zipkin (6)	156,761	2.46%
All current directors and officers (7) (five persons)	1,852,676	26.52%
Neal Linnihan SEP/IRA (8)	1,088,036	17.04%
Scott and Elizabeth Zbikowski (9)	768,445	12.03%
David Bester (10)	444,445	6.96%
Patrick Kinney (11)	417,174	6.53%

____________

(1)

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the foregoing table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)

Mr. Polinsky is our Chairman and Chief Executive Officer. Figure includes 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci; 292,407 shares of common stock held individually and directly by Mr. Polinsky. The reported figure also includes a presently exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock.

(3)

Mr. Geraci is a director our company and our Chief Financial Officer. Figure includes 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky; 325,481 shares of common stock held individually and directly by Mr. Geraci; 7,677 shares of common stock held individually by Mr. Geraci’s spouse, and 445 shares of common stock held by Mr. Geraci’s minor child. The reported figure also includes a presently exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock.

(4)	Mr. Liszt is a director of our Company. The reported figures include a presently exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock.

(5)	Mr. Berman is a director of our Company.

(6)	Mr. Zipkin is a director of our Company.

(7)	Consists of Messrs. Polinsky, Geraci, Liszt, Berman and Zipkin.

(8)	Based upon a Schedule 13G filed by Mr. Linnihan, and subsequent information obtained by the Company.

(9)	Based upon a Schedule 13G filed by Mr. and Mrs. Zbikowski, and subsequent information obtained by the Company.

(10)	Based upon a Schedule 13G filed by Mr. Bester, and subsequent information obtained by the Company.

(11)	Based upon a Schedule 13G filed by Mr. Kinney (including shares held by Mr. Kinney as a custodian for grandchildren), and subsequent information obtained by the Company.

17

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The federal Dodd-Frank Act requires us to provide our shareholders with an opportunity to cast an advisory vote on the compensation we pay to our executive officers as disclosed in this proxy statement.

We have structured our executive compensation to motivate and retain our executive management and thereby increase long-term shareholder value.  See “Executive Compensation” above for a description of the compensation arrangements we have in place with our executives. The Compensation Committee of our Board of Directors intends to continue examining the Company’s executive compensation program periodically as part of its principal goals.

This advisory vote, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to vote on the compensation of our executive officers through the following resolution:

“RESOLVED, that the shareholders of Mill City Ventures III, Ltd., approve the compensation of its executive officers as described in the proxy statement for its 2023 Annual Meeting.”

Under the Dodd-Frank Act, your vote on this matter is advisory and will therefore not be binding upon the Board of Directors, its Compensation Committee, or our company generally.  Nevertheless, the Compensation Committee will take the outcome of the vote into account when considering executive compensation arrangements in the future.

The Board of Directors recommends that you vote “FOR” approval of the executive compensation disclosed in this Proxy Statement.

PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY “SAY-ON-PAY” VOTES

Under the Section 14A of the Securities Exchange Act, our shareholders are periodically entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve our executive compensation, or to abstain from voting.  Our shareholders last voted on such a resolution in 2014 (which was the last year in which we held an annual meeting of shareholders), with the majority voting for a frequency of every three years.

At the annual meeting, we are requesting your non-binding vote to determine whether the frequency of our shareholders’ advisory vote to approve the compensation of our named executive officers should be every year, every two years, or every three years.  The Board of Directors and the Compensation Committee believe that your input will allow the Compensation Committee, management, and our shareholders to continue to engage in a timely, open and meaningful dialogue regarding our executive compensation philosophy, policies and practices.

While the Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

The Board of Directors believes that a three-year vote cycle will balance the interest of shareholders in providing regular input on executive compensation, and the interests of the Board of Directors and shareholders in allowing sufficient time to evaluate the long-term effectiveness of the Company’s executive compensation philosophy, policies and practices.

The Board of Directors recommends that you vote to hold an advisory vote on the overall compensation of the Company’s executive officers every THREE YEARS.

ANNUAL REPORT ON FORM 10-K/A

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 (WITHOUT EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K/A. REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S CHIEF FINANCIAL OFFICER AT 1907 WAYZATA BOULEVARD, SUITE 205, WAYZATA MN 55391.

18

DISCRETIONARY PROXY VOTING AUTHORITY/

UNTIMELY SHAREHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934 governs our use of discretionary proxy voting authority with respect to a shareholder proposal that a shareholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2024 annual shareholder meeting, if we are not provided notice of a shareholder proposal which the shareholder has not previously sought to include in our proxy statement by September 16, 2024, then our management proxies will be allowed to use their discretionary authority as outlined above.  If, however, the date of our 2024 annual shareholder meeting is changed by more than 30 days from the date of this annual meeting (i.e., if it is held earlier than October 1, 2024, or later than December 1, 2024), then the deadline for submitting a shareholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2024 annual shareholder meeting.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the notice of meeting, proxy statement, proxy, Annual Report and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of Company stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

OTHER MATTERS/PROPOSALS

The Board of Directors and management know of no other matters that will be presented for consideration at the annual meeting. Nevertheless, because it is possible that matters of which the Board of Directors and management are presently unaware may come before the meeting (or any adjournments), the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company shareholders in each household unless otherwise instructed by such Company shareholders. We will deliver promptly a separate copy of the proxy statement to any Company shareholder upon written or oral request to our Chief Financial Officer, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, telephone: (952) 479-1920. Any shareholder wishing to receive separate copies of our proxy statement or annual report in the future, or any shareholder receiving multiple copies and who would like to receive only one copy per household, should contact their bank, broker, or other nominee record holder, or they may contact us at the above address and phone number.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

September 28, 2023

19

MILL CITY VENTURES III, LTD.

Annual Meeting of Shareholders

October 31, 2023 at 8:30 a.m. Local Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Mill City Ventures III, Ltd. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the shareholders of the Company to be held on October 31, 2023, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all nominees, FOR Proposal 2, and 3 YEARS on Proposal 3, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified:

01.	Douglas M. Polinsky	☐	FOR	☐	WITHHOLD

02.	Lyle A. Berman	☐	FOR	☐	WITHHOLD

03.	Laurence S. Zipkin	☐	FOR	☐	WITHHOLD

04.	Joseph A. Geraci, II	☐	FOR	☐	WITHHOLD

05.	Howard P. Liszt	☐	FOR	☐	WITHHOLD

2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this notice:

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To vote on a non-binding advisory resolution on the frequency with which shareholders are asked to approve the compensation of the Company’s executive officers:

☐	ONE YEAR	☐	TWO YEARS	☐	THREE YEARS	☐	ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon.

Signature

Signature (Co-owner)

Dated:

Note: This proxy card must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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VOTING INSTRUCTIONS ON REVERSE

YOUR VOTE IS IMPORTANT

Voting Instructions

You may vote your proxy in the following ways:

•	Via Internet:

Login to www.annualgeneralmeetings.com/mcvt2023

Enter your control number (12-digit number located below)

•	Via Mail:

Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway Suite 300 Las Vegas, Nevada 89119

•	In Person:

If you would like to vote in person, please attend the Annual Meeting to be held on October 31, 2023 at 8:30 am local time

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Local Time, on October 30, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

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